MUNIYIELD
CALIFORNIA
INSURED
FUND, INC.











FUND LOGO










Annual Report

October 31, 1995

This report, including the financial information herein, is transmitted to the shareholders of MuniYield California Insured Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders.

















MuniYield California
Insured Fund, Inc.
Box 9011
Princeton, NJ
08543-9011

MuniYield California Insured Fund, Inc.


TO OUR SHAREHOLDERS

For the year ended October 31, 1995, the Common Stock of MuniYield California Insured Fund, Inc. earned $0.832 per share income dividends, which included earned and unpaid dividends of $0.069. This represents a net annualized yield of 5.77%, based on a month-end net asset value of $14.43 per share. Over the same period, the total investment return on the Fund's Common Stock was +19.81%, based on a change in per share net asset value from $12.88 to $14.43, and assuming reinvestment of $0.838 per share income dividends.

For the six-month period ended October 31, 1995, the total investment return on the Fund's Common Stock was +9.26%, based on a change in per share net asset value from $13.64 to $14.43, and assuming reinvestment of $0.408 per share income dividends.

For the six-month period ended October 31, 1995, the Fund's Auction Market Preferred Stock had an average yield of 3.54% for Series A and 4.16% for Series B.

The Municipal Market
Tax-exempt bond yields continued to decline during the six-month period ended October 31, 1995. As measured by the Bond Buyer Revenue Bond Index, the yield on uninsured, long-term municipal revenue bonds fell 30 basis points (0.30%) to end the October period at approximately 6.00%. While tax-exempt bond yields have declined dramatically from their highs one year ago, municipal bond yields have exhibited considerable yield volatility on a weekly basis. In recent months, tax-exempt bond yields have fluctuated by as much as 20 basis points on a week-to-week basis. US Treasury bond yields have displayed similar volatility, but the extent of their decline has been greater. By the end of October, long-term US Treasury bond yields had declined almost 100 basis points to 6.33%. Proposed Federal tax restructuring continued to weigh heavily on the tax-exempt bond market. Thus far in 1995, US Treasury bond yields have declined approximately 150 basis points. Municipal bond yields have fallen approximately 95 basis points as the uncertainty surrounding any changes to the existing Federal income tax structure has prevented the municipal bond market from rallying as strongly as its taxable counterpart.

A general view of a moderately expanding domestic economy, supported by a very favorable inflationary environment, allowed interest rates to significantly decline from their recent highs in November 1994. However, this decline was not a smooth downward curve. Conflicting economic indicators were released during recent months that have prevented a clear consensus regarding the near-term direction of interest rates from being reached. The resultant uncertainty has promoted more of a saw-toothed pattern as interest rate declines were repeatedly interrupted by indications of stronger-than-expected economic growth. As these concerns were overcome by subsequent weaker economic releases, interest rate declines have resumed. These periods of volatility are likely to continue for the remainder of 1995, or until proposed Federal budget deficit reduction packages are resolved and any resultant responses by the Federal Reserve Board have occurred.

However, the municipal bond market's technical position remained supportive throughout recent quarters. Approximately $82 billion in long-term municipal securities were issued during the six months ended October 31, 1995. While this issuance is virtually identical to underwritings during the October 31, 1994 quarter, tax-exempt bond issuance over the last 12 months remained approximately 25% below comparable 1994 levels. The municipal bond market should maintain this positive technical position well into 1996. Annual issuance for 1995 is now projected to be approximately $140 billion, significantly less than last year's already low level of $162 billion. Projected maturities and early redemptions for the remainder of 1995 and throughout 1996 will lead to a continued decline in the total outstanding municipal bond supply throughout 1996 and, perhaps, into 1998 should new bond issuance remain at historically low levels.

Despite the municipal bond market's relative underperformance compared to the US Treasury market thus far in 1995, the extent of the tax-exempt bond market's rally was nonetheless quite impressive. Municipal bond yields have fallen 135 basis points from their highs reached in November 1994 and municipal bond prices rose accordingly. Most tax-exempt products recouped almost all of the losses incurred in 1994 and are well on their way to posting double-digit total returns for all of 1995. This relative underperformance so far in 1995 provided long-term investors with the rare opportunity to purchase tax-exempt securities at yield levels near those of taxable securities.

Additionally, many of the factors that led to the relative underperformance of the tax-exempt bond market thus far in 1995, namely investor concern regarding Federal budget deficit reductions and proposed changes in the Federal income tax structure, are nearing resolution. The Federal budget reconciliation process has already begun, and may be essentially completed by year-end. Recent public opinion polls suggest that the majority of American taxpayers prefer the existing Federal income tax system compared to proposed changes, such as the flat tax or national sales tax. In an upcoming election year, neither party is likely to advocate a clearly unpopular position, particularly one that can be expected to negatively impact the Federal budget deficit reduction program through reduced tax revenues. As these factors are resolved, we believe that much of the resistance that the municipal bond market met this year should dissipate. This should allow municipal bond yields to significantly decline from current levels in order to return to more normal historic yield relationships.

Portfolio Strategy
For the fiscal year ended October 31, 1995, our portfolio strategy was essentially constructive. However, within this period there were a few months of volatility that we took advantage of to purchase bonds that we believed would better suit our optimistic outlook. We sought to anticipate shifts in investor sentiment, whether they were motivated by perceived changes in economic conditions or the belief that interest rates had gone too high. The Fund was positioned accordingly throughout the 12-month period to take full advantage of the declining interest rate environment.

The only constant throughout the 12-month period was that cash reserves were kept at minimum levels. This was done for two reasons:
First, to enhance income for the shareholders, and second, to keep reserves low out of concern about an extremely tight technical market for California bonds. Compared to the prior 12 months, California bond issuance declined 42%. Looking ahead, our strategy will continue to focus on seeking to provide an attractive total return and a generous level of tax-exempt income for our shareholders.

In Conclusion
We appreciate your ongoing interest in MuniYield California Insured Fund, Inc., and we look forward to assisting you with your financial needs in the months and years ahead.

Sincerely,





(Arthur Zeikel)
Arthur Zeikel
President

(Vincent R. Giordano)
Vincent R. Giordano
Vice President





(Walter C. O'Connor)
Walter C. O'Connor
Portfolio Manager



December 1, 1995



We are pleased to announce that Walter C. O'Connor is responsible for the day to-day management of MuniYield California Insured Fund, Inc. Mr. O'Connor has been employed by Merrill Lynch Asset Management, L.P. (an affiliate of the Fund's investment adviser) since 1993 as Vice President and Portfolio Manager, and was Assistant Vice President from 1991 to 1993. Prior thereto, he was Assistant Vice President with Prudential Securities from 1984 to 1991.





PROXY RESULTS
During the six-month period ended October 31, 1995, MuniYield
California Insured Fund, Inc. Common Stock shareholders voted on the following proposals. The proposals were approved at a special shareholders' meeting on June 16, 1995. The description of each proposal and number of shares voted are as follows:

                                                                                     Shares               Shares Voted
                                                                                   Voted For           Without Authority
1. To elect the Fund's Board of Directors:      Herbert I. London                  15,624,314               416,978
                                                Robert R. Martin                   15,623,396               417,896
                                                Arthur Zeikel                      15,622,497               418,795

                                                                             Shares        Shares Voted    Shares Voted
                                                                            Voted For        Against         Abstain
2. To ratify the selection of Deloitte & Touche LLP as the
   Fund's independent auditors for the current fiscal year.                 15,531,526       107,928         401,837


During the six-month period ended October 31, 1995, MuniYield
California Insured Fund, Inc. Preferred Stock shareholders voted on the following proposals. The proposals were approved at a special shareholders' meeting on June 16, 1995. The description of each proposal and number of shares voted are as follows:


                                                                                    Shares                Shares Voted
                                                                                   Voted For           Without Authority
1. To elect the Fund's Board of Directors: Herbert I. London,
   Robert R. Martin, Joseph L. May, Andre F. Perold
   and Arthur Zeikel as follows:
                                                Series A                             1,746                     10
                                                Series B                             1,821                     0

                                                                             Shares        Shares Voted    Shares Voted
                                                                            Voted For        Against         Abstain
2. To ratify the selection of Deloitte & Touche LLP as the Fund's independent auditors for the current fiscal year as follows:

                                                Series A                      1,746             0               10
                                                Series B                      1,821             0               0



THE BENEFITS AND RISKS OF LEVERAGING


MuniYield California Insured Fund, Inc. utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pick-up on the Common Stock will be reduced or eliminated completely. At the same time, the market value of the fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.






PORTFOLIO ABBREVIATIONS


To simplify the listings of MuniYield California Insured Fund,
Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below and at right.

AMT            Alternative Minimum Tax (subject to)
COP            Certificates of Participation
GO             General Obligation Bonds
HFA            Housing Finance Agency
INFLOS         Inverse Floating Rate Municipal Bonds
PCR            Pollution Control Revenue Bonds
RIB            Residual Interest Bonds
RITES          Residual Interest Tax-Exempt Securities
S/F            Single-Family
UT             Unlimited Tax
VRDN           Variable Rate Demand Notes


SCHEDULE OF INVESTMENTS                                                                                       (in Thousands)
S&P      Moody's     Face                                                                                            Value
Ratings  Ratings    Amount                                      Issue                                              (Note 1a)

California--97.8%
AAA      Aaa     $  1,960   Berkeley, California, Unified School District, GO, UT, Series C, 6.50%
                            due 8/01/2019 (b)                                                                      $  2,091

AAA      Aaa        2,000   Beverly Hills, California, Public Financing Authority, Lease Revenue
                            Bonds, Series A, INFLOS, 6.77% due 6/01/2015 (d)(e)                                       1,893

                            California Health Facilities Financing Authority, Hospital Revenue Bonds:
AAA      Aaa        2,850     (Adventist Health System Hospital), Series B, 6.50% due 3/01/2011 (d)                   3,030
A1+      VMIG1++      600     (Catholic Health Care), VRDN, Series C, 3.60% due 7/01/2020 (a)(d)                        600
AAA      Aaa        4,500     (Centinela Medical Hospital), 6.25% due 9/01/2015 (d)                                   4,673
AAA      Aaa        1,415     (Kaiser Permanente), Series A, 7% due 10/01/2018 (b)                                    1,563
AAA      Aaa        2,750     (Scripps Memorial Hospital), Series A, 6.375% due 10/01/2022 (d)                        2,872

                            California HFA, Home Mortgage Revenue Bonds:
AA-      Aa           265     AMT, Series B, 8% due 8/01/2029                                                           282
AA-      Aa         4,260     AMT, Series F-1, 7% due 8/01/2026                                                       4,466
AA-      Aa         6,000     AMT, Series G, 7.05% due 8/01/2027                                                      6,238
AA-      Aa         2,100     Series A, 6.55% due 8/01/2026                                                           2,160

AA-      Aa         1,950   California HFA, Revenue Bonds, AMT, RIB, 8.777% due 8/01/2023 (e)                         2,033

                            California Pollution Control Financing Authority, PCR, VRDN (a):
A1+      VMIG1++      300     Refunding (Shell Oil Co. Project), Series A, 3.80% due 10/01/2007                         300
A1       P1         1,300     (Southern California Edison), Series D, 3.75% due 2/28/2008                             1,300

NR*      P1           100   California Pollution Control Financing Authority, Resource Recovery Revenue
                            Bonds (Delano Project), VRDN, AMT, Series 1991, 4% due 8/01/2019 (a)                        100

NR*      Aaa        1,060   California Rural Home Mortgage Finance Authority, S/F Mortgage Revenue Bonds
                            (Mortgage-Backed Securities Program), AMT, Series A-1, 6.90% due 12/01/2024 (g)(h)        1,118

                            California State GO, UT (c):
AAA      Aaa        1,700     6.80% due 11/01/2009                                                                    1,912
AAA      Aaa        5,000     6.90% due 11/01/2011                                                                    5,602
AAA      Aaa        2,700     7% due 11/01/2014                                                                       3,044

NR*      Baa        2,465   California State Public Capital Improvements Financing Authority Revenue Bonds
                            (Joint Powers Agency Pooled Projects), Series E, 8.25% due 3/01/1998                      2,669

                            California State Public Works Board, Lease Revenue Bonds:
AAA      Aaa        1,000     (Department of Corrections-California State Prison-Susanville), Series D,
                              5.25% due 6/01/2015 (i)                                                                   947
AAA      Aaa        4,500     (Department of Corrections-Madera State Prison), Series E, 5.50% due
                              6/01/2015 (d)                                                                           4,426
AAA      Aaa        5,110     Refunding (Department of Corrections-State Prisons), Series A, 5% due
                              12/01/2019 (b)                                                                          4,657
A-       A          1,785     (Various California State University Projects), Series A, 6.70% due
                              10/01/2017                                                                              1,879
A-       A          3,000     (Various Community College Projects), 7% due 3/01/2014                                  3,266




SCHEDULE OF INVESTMENTS (continued)                                                                           (in Thousands)
S&P      Moody's     Face                                                                                            Value
Ratings  Ratings    Amount                                      Issue                                              (Note 1a)

California (continued)
                            California Statewide Community Development Authority Revenue Bonds, COP:
AAA      Aaa     $  2,000     (Good Samaritan Health System), 6.50% due 5/01/2024 (j)                              $  2,227
AA       Aa         1,750     (Saint Joseph Health System Group), 6.50% due 7/01/2015                                 1,859

AAA      Aaa        3,000   Cerritos, California, Public Financing Authority, Revenue Refunding Bonds
                            (Los Coyotes Redevelopment Project Loan), Series A, 6.50% due 11/01/2023 (b)              3,366

AAA      Aaa        7,000   Compton, California, Community Redevelopment Agency, Tax Allocation Refunding
                            Bonds (Compton Redevelopment Project), Series A, 6.50% due 8/01/2013 (i)                  7,555

AAA      Aaa        5,720   Contra Costa, California, Water District, Water Revenue Bonds, Series D, 6.375%
                            due 10/01/2022 (b)                                                                        5,999

AAA      Aaa        5,000   Cucamonga County, California, Water District COP, Facilities Refinancing Bonds,
                            6.50% due 9/01/2022 (c)                                                                   5,301

AAA      Aaa        7,000   East Bay, California, Municipal Utility District, Wastewater Treatment System
                            Revenue Bonds, 6.375% due 6/01/2021 (b)                                                   7,335

AAA      Aaa        5,000   El Camino, California, Hospital District Revenue Refunding Bonds, Series A,
                            6.25% due 8/15/2017 (b)                                                                   5,159

AAA      Aaa        3,500   Elk Grove, California, Unified School District Number 1, Community Facilities,
                            Special District Tax Bonds, 7% due 12/01/2003 (b)(f)                                      4,123

AAA      Aaa        1,000   Fairfield-Suisun, California, Sewer District, Sewer Revenue Refunding Bonds,
                            Series A, 6.25% due 5/01/2016 (d)                                                         1,040

AAA      Aaa        1,250   Fresno, California, Sewer Revenue Bonds, Series A-1, 6.25% due 9/01/2014 (b)              1,354

BBB      Baa        4,825   Inglewood, California, Public Financing Authority Revenue Bonds (Manchester-
                            Prairie-N. Inglewood Industrial Park Project), Series B, 7% due 5/01/2022                 4,997

                            Los Angeles, California, Community Redevelopment Agency, Tax Allocation Refunding
                            Bonds (Bunker), Series C (d)(f):
AAA      Aaa        1,500     6% due 12/01/2001                                                                       1,652
AAA      Aaa        1,000     6.80% due 12/01/2001                                                                    1,143

                            Los Angeles, California, Convention and Exhibition Center Authority, Lease
                            Revenue Refunding Bonds, Series A (d):
AAA      Aaa        6,750     5.375% due 8/15/2018                                                                    6,455
AAA      Aaa        6,500     5.125% due 8/15/2021                                                                    5,981

                            Los Angeles, California, Department of Water and Power, Electric Plant Revenue
                            Bonds:
AAA      Aaa        2,500     Refunding, 5.375% due 9/01/2023 (d)                                                     2,380
AAA      Aaa        2,000     Refunding, Second Issue, 5.25% due 11/15/2026 (c)                                       1,848
AAA      Aaa        1,885     Second Issue, 5.125% due 10/15/2024 (d)                                                 1,722

A-       A          1,400   Los Angeles, California, State Building Authority, Lease Revenue Refunding Bonds
                            (California State Department of General Services), Series A, 5.625% due 5/01/2011         1,379

AAA      Aaa        1,000   Los Angeles County, California, COP (Correctional Facilities Project), 6.50% due
                            9/01/2013 (d)                                                                             1,051

                            Los Angeles County, California, Metropolitan Transportation Authority, Sales Tax
                            Revenue Bonds:
AAA      Aaa        1,000     (Proposition C-Second Senior), Series B, 5.25% due 7/01/2023 (b)                          935
AAA      Aaa        2,500     (Proposition C), Second Series A, 5% due 7/01/2025 (b)                                  2,247
AAA      Aaa        9,250     Refunding (Proposition A), Series A, 5% due 7/01/2021 (c)                               8,359
A1+      VMIG1++    1,300     Refunding (Proposition C-Second Senior), VRDN, Series A, 3.85% due
                              7/01/2020 (a)(d)                                                                        1,300

AA       Aa         1,000   Los Angeles County, California, Sanitation Districts Financing Authority Revenue
                            Bonds (Capital Projects), Series A, 5% due 10/01/2023                                       882




SCHEDULE OF INVESTMENTS (continued)                                                                           (in Thousands)
S&P      Moody's     Face                                                                                            Value
Ratings  Ratings    Amount                                      Issue                                              (Note 1a)

California (continued)
                            Los Angeles County, California, Transportation Commission, Sales Tax Revenue
                            Bonds, Series A (f):
AAA      Aaa     $  1,000     6.75% due 7/01/2001 (c)                                                              $  1,133
AAA      Aaa        1,000     (Proposition C-Second Senior), 6.50% due 7/01/2002 (d)                                  1,130

AAA      Aaa        6,475   M-S-R Public Power Agency, California, Revenue Bonds (San Juan Project),
                            Series E, 6.50% due 7/01/2017 (d)                                                         6,846

                            Metropolitan Water District, Southern California, Waterworks Revenue Bonds,
                            Series A:
AAA      Aaa        5,400     5.50% due 7/01/2025 (d)                                                                 5,268
AA       Aa         4,750     Refunding, 5.75% due 7/01/2021                                                          4,769

AAA      Aaa        3,000   Mount Diablo, California, Unified School District, Community Facilities-
                            Special District Number 1 Tax Bonds, 6.30% due 8/01/2022 (b)                              3,127

                            Northern California Public Power Agency, Revenue Refunding Bonds (Hydroelectric
                            Project No. 1), Series A (d):
AAA      Aaa        3,000     6.25% due 7/01/2012                                                                     3,155
AAA      Aaa        1,500     5.50% due 7/01/2023                                                                     1,448

AAA      Aaa        9,000   Northern California Transmission Revenue Refunding Bonds (California-Oregon
                            Transmission Project), Series A, 5.25% due 5/01/2020 (d)                                  8,491

AAA      Aaa        1,900   Oakland, California, Redevelopment Agency Refunding Bonds, INFLOS, 7.865% due
                            9/01/2019 (d)(e)                                                                          1,905

                            Orange County, California, Local Transportation Authority, Sales Tax Revenue Bonds:
AAA      Aaa        8,000     6.20% due 2/14/2011 (b)                                                                 8,453
AAA      Aaa       16,000     Second Series, 6.10% due 2/14/2011 (c)                                                 16,504

AAA      Aaa        2,000   Orchard, California, School District, GO, Series A, 6.50% due 8/01/2019 (c)               2,143

AAA      Aaa        1,000   Palm Springs, California, Financing Authority, Lease Revenue Bonds (Convention
                            Center Project), Series A, 6.75% due 11/01/2021 (d)                                       1,077

AAA      Aaa       11,000   Port Oakland, California, Port Revenue Bonds, AMT, Series E, 6.50% due
                            11/01/2016 (d)                                                                           11,542

AAA      Aaa        2,000   Rancho, California, Water District Financing Authority Revenue Bonds,
                            RITES, 8.974% due 9/11/2001 (b)(e)(f)                                                     2,480

AAA      Aaa        1,910   Rancho Cucamonga, California, Redevelopment Agency, Tax Allocation Bonds (Rancho
                            Redevelopment Project), 7.125% due 9/01/2019 (d)                                          2,119

NR*      A          4,900   Rancho Mirage, California, Joint Powers Financing Authority, COP (Eisenhower
                            Memorial Hospital), 7% due 3/01/2022                                                      5,142

AAA      Aaa        4,500   Sacramento, California, City Financing Authority, Lease Revenue Refunding Bonds,
                            Series A, 5.40% due 11/01/2020 (b)                                                        4,356

                            Sacramento, California, Municipal Utility District, Electric Revenue Bonds (d):
AAA      Aaa        3,000     Refunding, Series D, 5.25% due 11/15/2020                                               2,813
AAA      Aaa        1,000     Refunding, Series G, 6.50% due 9/01/2013                                                1,105
AAA      Aaa        8,500     Series B, 6.375% due 8/15/2022                                                          8,921

AAA      Aaa        7,500   San Francisco, California, City and County International Airports Commission,
                            Revenue Refunding Bonds, Second Series, Issue 2, 6.75% due 5/01/2020 (d)                  8,204

                            San Francisco, California, City and County Redevelopment Agency, Lease Revenue
                            Bonds (George R. Moscone Convention Center) (i):
AAA      Aaa        1,200     6.80% due 7/01/2019                                                                     1,304
AAA      Aaa        2,060     6.75% due 7/01/2024                                                                     2,233

AAA      Aaa        1,000   San Francisco, California, City and County Sewer Revenue Refunding Bonds,
                            5.375% due 10/01/2022 (c)                                                                   956



SCHEDULE OF INVESTMENTS (concluded)                                                                           (in Thousands)
S&P      Moody's     Face                                                                                            Value
Ratings  Ratings    Amount                                      Issue                                              (Note 1a)

California (concluded)
AAA      Aaa     $  2,530   San Jose, California, Redevelopment Agency, Tax Allocation Refunding Bonds
                            (Merged Area Redevelopment Project), 5% due 8/01/2020 (d)                              $  2,290

AAA      Aaa        4,000   San Mateo County, California, Transportation District, Sales Tax Revenue
                            Refunding Bonds, Series A, 8% due 6/01/2020 (d)                                           5,254

AAA      Aaa        6,945   Santa Ana, California, Financing Authority, Lease Revenue Bonds (Police
                            Administration and Holding Facility), Series A, 6.25% due 7/01/2024 (d)                   7,553

                            Santa Clara, California, Electric Revenue Bonds, Series A (d):
AAA      Aaa        6,000     6.25% due 7/01/2019                                                                     6,229
AAA      Aaa        1,350     6.50% due 7/01/2021                                                                     1,432

AAA      Aaa        1,350   Santa Clara County, California, COP, Refunding Bonds (Capital Project I), 6.25%
                            due 10/01/2016 (b)                                                                        1,399

                            Santa Clara County, California, Financing Authority, Lease Revenue Bonds (VMC
                            Facility Replacement Project), Series A (b):
AAA      Aaa        3,540     7.75% due 11/15/2011                                                                    4,356
AAA      Aaa        2,700     6.75% due 11/15/2020                                                                    2,943

AAA      Aaa        5,000   Santa Fe Springs, California, Redevelopment Agency, Tax Allocation Bonds
                            (Consolidated Redevelopment Project), Series A, 6.40% due 9/01/2022 (d)                   5,258

AAA      Aaa        2,185   Santa Rosa, California, High School District GO, UT, 6.375% due 5/01/2016 (d)             2,315

AAA      Aaa        4,300   Santa Rosa, California, Wastewater Revenue Bonds (Sub-Regional Wastewater
                            Project), Series A, 6.50% due 9/01/2016 (b)                                               4,539

AA-      Aa         5,000   Southern California Public Power Authority, Revenue Refunding Bonds (Power
                            Project), Series A, 5% due 7/01/2015                                                      4,518

AAA      Aaa        1,500   Stockton, California, COP, Revenue Bonds (Wastewater Treatment Plant Expansion),
                            Series A, 6.80% due 9/01/2024 (c)                                                         1,635

AAA      Aaa        2,000   Suisun City, California, Redevelopment Agency, Tax Allocation Refunding Bonds
                            (Suisun City Redevelopment Project), 5.50% due 10/01/2023 (d)                             1,939

AAA      Aaa       10,000   University of California, Revenue Refunding Bonds (Multiple Purpose Projects),
                            Series C, 5% due 9/01/2023 (b)                                                            9,002

Total Investments (Cost--$313,753)--97.8%                                                                           328,056

Other Assets Less Liabilities--2.2%                                                                                   7,547
                                                                                                                   --------
Net Assets--100.0%                                                                                                 $335,603
                                                                                                                   ========


(a)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at October 31, 1995.
(b)AMBAC Insured.
(c)FGIC Insured.
(d)MBIA Insured.
(e)The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at October 31, 1995.
(f)Prerefunded.
(g)GNMA Collateralized.
(h)FHLMC Collateralized.
(i)CGIC Insured.
(j)CAPMAC Insured.
  *Not Rated.
 ++Highest short-term rating by Moody's Investors Service, Inc.
Ratings of issues shown have not been audited by Deloitte & Touche LLP.

See Notes to Financial Statements.



FINANCIAL INFORMATION

Statement of Assets, Liabilities and Capital as of October 31, 1995
Assets:             Investments, at value (identified cost--$313,753,382) (Note 1a)                         $328,055,900
                    Cash                                                                                       1,935,193
                    Interest receivable                                                                        6,105,820
                    Deferred organization expenses (Note 1e)                                                      11,514
                    Prepaid expenses and other assets                                                             11,826
                                                                                                            ------------
                    Total assets                                                                             336,120,253
                                                                                                            ------------

Liabilities:        Payables:
                      Dividends to shareholders (Note 1f)                                  $    280,266
                      Investment adviser (Note 2)                                               146,019          426,285
                                                                                           ------------
                    Accrued expenses and other liabilities                                                        91,270
                                                                                                            ------------
                    Total liabilities                                                                            517,555
                                                                                                            ------------

Net Assets:         Net assets                                                                              $335,602,698
                                                                                                            ============

Capital:            Capital Stock (200,000,000 shares authorized) (Note 4):
                      Preferred Stock, par value $.10 per share (4,000 shares
                      of AMPS* issued and outstanding at $25,000 per share
                      liquidation preference)                                                               $100,000,000
                      Common Stock, par value $.10 per share (16,328,873 shares
                      issued and outstanding)                                              $  1,632,887
                    Paid-in capital in excess of par                                        227,673,373
                    Undistributed investment income--net                                      1,935,840
                    Accumulated realized capital losses on investments--net (Note 5)         (9,941,920)
                    Unrealized appreciation on investments--net                              14,302,518
                                                                                           ------------
                    Total--Equivalent to $14.43 net asset value per share of
                    Common Stock (market price--$12.625)                                                     235,602,698
                                                                                                            ------------
                    Total capital                                                                           $335,602,698
                                                                                                            ============

                   *Auction Market Preferred Stock.

                    See Notes to Financial Statements.


FINANCIAL INFORMATION (continued)

Statement of Operations
                                                                                                      For the Year Ended
                                                                                                        October 31, 1995
Investment Income   Interest and amortization of premium and discount earned                                $ 19,757,553
(Note 1d):

Expenses:           Investment advisory fees (Note 2)                                      $  1,609,953
                    Commission fees (Note 4)                                                    263,916
                    Professional fees                                                            79,941
                    Transfer agent fees                                                          57,717
                    Accounting services (Note 2)                                                 56,965
                    Printing and shareholder reports                                             51,050
                    Listing fees                                                                 26,144
                    Directors' fees and expenses                                                 23,861
                    Custodian fees                                                               16,053
                    Pricing fees                                                                 10,692
                    Amortization of organization expenses (Note 1e)                               6,925
                    Other                                                                        32,352
                                                                                           ------------
                    Total expenses                                                                             2,235,569
                                                                                                            ------------
                    Investment income--net                                                                    17,521,984
                                                                                                            ------------

Realized &          Realized loss on investments--net                                                         (8,226,418)
Unrealized Gain     Change in unrealized appreciation/depreciation on investments--net                        33,500,162
(Loss) on                                                                                                   ------------
Investments         Net Increase in Net Assets Resulting from Operations                                    $ 42,795,728
--Net (Notes 1b,                                                                                            ============
1d & 3):

Statements of Changes in Net Assets
                                                                                                For the Year Ended
                                                                                                   October 31,
Increase (Decrease) in Net Assets:                                                             1995             1994
Operations:         Investment income--net                                                 $ 17,521,984     $ 18,002,892
                    Realized loss on investments--net                                        (8,226,418)      (1,662,888)
                    Change in unrealized appreciation/depreciation on
                    investments--net                                                         33,500,162      (44,359,302)
                                                                                           ------------     ------------
                    Net increase (decrease) in net assets resulting from operations          42,795,728      (28,019,298)
                                                                                           ------------     ------------

Dividends &         Investment income--net:
Distributions to      Common Stock                                                          (13,688,151)     (14,563,738)
Shareholders          Preferred Stock                                                        (3,759,400)      (2,943,730)
(Note 1f):          Realized gain on investments--net:
                      Common Stock                                                                   --         (276,122)
                      Preferred Stock                                                                --          (47,570)
                                                                                           ------------     ------------
                    Net decrease in net assets resulting from dividends and
                    distributions to shareholders                                           (17,447,551)     (17,831,160)
                                                                                           ------------     ------------

Net Assets:         Total increase (decrease) in net assets                                  25,348,177      (45,850,458)
                    Beginning of year                                                       310,254,521      356,104,979
                                                                                           ------------     ------------
                    End of year*                                                           $335,602,698     $310,254,521
                                                                                           ============     ============

                   *Undistributed investment income--net                                   $  1,935,840    $   1,861,407
                                                                                           ============     ============

                    See Notes to Financial Statements.



FINANCIAL INFORMATION (concluded)

Financial Highlights
                                                                                                                For the
                                                                                                                 Period
The following per share data and ratios have been derived                                                       June 26,
from information provided in the financial statements.                              For the Year Ended         1992++ to
                                                                                       October 31,              Oct. 31,
Increase (Decrease) in Net Asset Value:                                         1995       1994        1993       1992
Per Share           Net asset value, beginning of period                      $  12.88   $  15.68    $  13.25   $  14.18
Operating                                                                     --------   --------    --------   --------
Performance:        Investment income--net                                        1.09       1.10        1.10        .28
                    Realized and unrealized gain (loss) on
                    investments--net                                              1.53      (2.81)       2.45       (.87)
                                                                              --------   --------    --------   --------
                    Total from investment operations                              2.62      (1.71)       3.55       (.59)
                                                                              --------   --------    --------   --------
                    Less dividends and distributions to Common Stock
                    shareholders:
                      Investment income--net                                      (.84)      (.89)       (.93)      (.18)
                      Realized gain on investments--net                             --       (.02)       (.02)        --
                                                                              --------   --------    --------   --------
                    Total dividends and distributions to Common Stock
                    shareholders                                                  (.84)      (.91)       (.95)      (.18)
                                                                              --------   --------    --------   --------
                    Capital charge resulting from issuance of Common Stock          --         --          --       (.02)
                                                                              --------   --------    --------   --------
                    Effect of Preferred Stock activity:++++
                      Dividends and distributions to Preferred Stock
                      shareholders:
                        Investment income--net                                    (.23)      (.18)       (.17)      (.02)
                      Capital charge resulting from issuance
                      of Preferred Stock                                            --         --          --       (.12)
                                                                              --------   --------    --------   --------
                    Total effect of Preferred Stock activity                      (.23)      (.18)       (.17)      (.14)
                                                                              --------   --------    --------   --------
                    Net asset value, end of period                            $  14.43   $  12.88    $  15.68   $  13.25
                                                                              ========   ========    ========   ========
                    Market price per share, end of period                     $ 12.625   $  11.25    $  15.00   $ 14.875
                                                                              ========   ========    ========   ========

Total Investment    Based on market price per share                             20.01%    (19.71%)      7.48%       .44%+++
Return:**                                                                     ========   ========    ========   ========
                    Based on net asset value per share                          19.81%    (12.06%)     26.13%     (5.36%)+++
                                                                              ========   ========    ========   ========

Ratios to Average   Expenses, net of reimbursement                                .70%       .68%        .63%       .13%*
Net Assets:***                                                                ========   ========    ========   ========
                    Expenses                                                      .70%       .68%        .64%       .63%*
                                                                              ========   ========    ========   ========
                    Investment income--net                                       5.45%      5.34%       5.27%      5.33%*
                                                                              ========   ========    ========   ========

Supplemental        Net assets, net of Preferred Stock, end of period
Data:               (in thousands)                                            $235,603   $210,255    $256,105   $211,776
                                                                              ========   ========    ========   ========
                    Preferred Stock outstanding, end of period
                    (in thousands)                                            $100,000   $100,000    $100,000   $100,000
                                                                              ========   ========    ========   ========
                    Portfolio turnover                                          83.26%     38.06%      15.17%     32.97%
                                                                              ========   ========    ========   ========

Dividends Per       Series A--Investment income--net                          $    912   $    684    $    644   $     94
Share on            Series B--Investment income--net                               967        788         740        101
Preferred Stock
Outstanding:++++++


                   *Annualized.
                  **Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales loads.
                 ***Do not reflect the effect of dividends to Preferred Stock shareholders.
                  ++Commencement of Operations.
                ++++The Fund's Preferred Stock was issued on September 16, 1992.
              ++++++Dividends per share have been adjusted to reflect a two-for-
                    one stock split.
                 +++Aggregate total investment return.


                    See Notes to Financial Statements.





NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
MuniYield California Insured Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MIC. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges or, lacking any sales, at the last available bid price. Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell interest rate futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Deferred organization expenses--Deferred organization expenses are amortized on a straight-line basis over a five-year period.

(f) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.


2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of 0.50% of the Fund's average weekly net assets.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, Merrill Lynch, Pierce, Fenner & Smith Inc.
("MLPF&S"), and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended October 31, 1995 were $257,831,713 and $267,953,112, respectively.

Net realized and unrealized gains (losses) as of October 31, 1995 were as follows:


                                    Realized      Unrealized
                                     Losses         Gains

Long-term investments            $(3,473,661)    $14,302,518
Short-term investments              (814,262)             --
Financial futures contracts       (3,938,495)             --
                                 -----------     -----------
Total                            $(8,226,418)    $14,302,518
                                 ===========     ===========


As of October 31, 1995, net unrealized appreciation for Federal income tax purposes aggregated $13,462,518, of which $13,777,852 related to appreciated securities and $315,334 related to depreciated securities. The aggregate cost as of October 31, 1995 for Federal income tax purposes was $314,593,382.


4. Capital Stock Transactions:
The Fund is authorized to issue 200,000,000 shares of capital stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of capital stock without approval of holders of Common Stock.

Common Stock
For the year ended October 31, 1995, shares issued and outstanding remained constant at 16,328,873. At October 31, 1995, total paid-in capital amounted to $229,306,260.

Preferred Stock
Auction Market Preferred Stock ("AMPS") are shares of Preferred Stock of the Fund that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at October 31, 1995 were as follows: Series A, 3.60% and Series B, 3.40%.

A two-for-one stock split occurred on December 1, 1994. As a result, as of October 31, 1995, there were 4,000 AMPS shares authorized, issued and outstanding with a liquidation preference of $25,000 per share, plus accumulated and unpaid dividends of $83,563.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from 0.25% to 0.375%, calculated on the proceeds of each auction. For the year ended October 31, 1995, MLPF&S, an affiliate of FAM, earned $96,584 as commissions.


5. Capital Loss Carryforward:
At October 31, 1995, the Fund had a capital loss carryforward of approximately $6,102,000, of which $1,715,000 expires in 2002 and $4,387,000 expires in 2003. This amount will be available to offset like amounts of any future taxable gains.


6. Subsequent Event:
On November 13, 1995, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.068995 per share, payable on November 29, 1995 to shareholders of record as of November 24, 1995.



<AUDIT-REPORT>
INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders of
MuniYield California Insured Fund, Inc.:

We have audited the accompanying statement of assets, liabilities and capital, including the schedule of investments, of MuniYield California Insured Fund, Inc. as of October 31, 1995, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended and the period June 26, 1992 (commencement of operations) to October 31, 1992. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 1995 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MuniYield California Insured Fund, Inc. as of October 31, 1995, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
December 1, 1995
</AUDIT-REPORT>




IMPORTANT TAX INFORMATION (unaudited)

All of the net investment income distributions paid monthly by MuniYield California Insured Fund, Inc. during its taxable year ended October 31, 1995 qualify as tax-exempt interest dividends for Federal income tax purposes. Additionally, there were no capital gains distributed by the Fund during the year.

Please retain this information for your records.





PER SHARE INFORMATION (unaudited)


Per Share Selected Quarterly Financial Data*
                                                                                         Dividends/Distributions
                                        Net        Realized    Unrealized
                                     Investment     Gains        Gains        Net Investment Income      Capital Gains
For the Quarter                        Income      (Losses)     (Losses)      Common      Preferred   Common      Preferred
November 1, 1993 to January 31, 1994    $.28        $ .06       $  .05         $.22         $.04       $.02           --
February 1, 1994 to April 30, 1994       .27         (.08)       (1.91)         .21          .04        --            --
May 1, 1994 to July 31, 1994             .27          --           .26          .23          .05        --            --
August 1, 1994 to October 31, 1994       .28         (.08)       (1.11)         .23          .05        --            --
November 1, 1994 to January 31, 1995     .28         (.48)         .99          .22          .06        --            --
February 1, 1995 to April 30, 1995       .26         (.09)         .34          .21          .05        --            --
May 1, 1995 to July 31, 1995             .28          .04          .15          .20          .06        --            --
August 1, 1995 to October 31, 1995       .27          .02          .56          .21          .06        --            --

                                                     Net Asset Value                    Market Price**
For the Quarter                                    High             Low              High            Low         Volume***
November 1, 1993 to January 31, 1994             $15.79           $15.08           $15.25           $14.00         1,655
February 1, 1994 to April 30, 1994                15.73            13.05            14.75            12.50         1,663
May 1, 1994 to July 31, 1994                      14.37            13.41            13.75            12.75         1,289
August 1, 1994 to October 31, 1994                14.09            12.87            13.375           11.25         1,950
November 1, 1994 to January 31, 1995              13.42            11.75            12.75            10.25         4,511
February 1, 1995 to April 30, 1995                14.02            13.42            13.00            12.375        1,372
May 1, 1995 to July 31, 1995                      14.63            13.62            13.00            12.25         1,495
August 1, 1995 to October 31, 1995                14.48            13.54            12.875           12.125        1,407

  *Calculations are based upon shares of Common Stock outstanding at the end of each quarter.
 **As reported in the consolidated transaction reporting system.
***In thousands.



OFFICERS AND DIRECTORS

Arthur Zeikel, President and Director
James H. Bodurtha, Director
Herbert I. London, Director
Robert R. Martin, Director
Joseph L. May, Director
Andre F. Perold, Director
Terry K. Glenn, Executive Vice President
Donald C. Burke, Vice President
Vincent R. Giordano, Vice President
Kenneth A. Jacob, Vice President
Gerald M. Richard, Treasurer
Mark B. Goldfus, Secretary

Custodian
State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02110

Transfer Agents

Common Stock:
State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02110

Preferred Stock:
IBJ Schroder Bank & Trust Company
One State Street
New York, New York 10004

NYSE Symbol
MIC